Exhibit 10.2

AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), dated as of July 20, 2011, by and between Plastron Acquisition Corp. III, a Delaware corporation with an address at 712 Fifth Avenue, New York, New York 10019 (the “Company”) and [Name of Purchaser], an individual with an address at [Address of Purchaser] (the “Purchaser”).

RECITALS

WHEREAS, the Company and the Purchaser entered into that certain Common Stock Purchase Agreement, dated May 24, 2011 (the “Agreement”), whereby the Purchaser agreed to purchase an aggregate of [Number of Shares] shares (the “Shares”) of the Company’s common stock, par value $.0001 per share (the “Common Stock”) for a per share purchase price equal to [Per Share Purchase Price] (the “Purchase Price”);

WHEREAS, the Purchaser has not paid for the Shares as of the date of this Amendment; and

WHEREAS, the Company and the Purchaser desire to amend the Agreement to reduce the Purchase Price of the Shares to $0.0001 per share (the “New Purchase Price”).

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements herein contained and for other good and valuable consideration, the Purchaser and the Company hereby agree as follows:

1.           Amendment to Purchase Price.  Section 1.1 of the Agreement is hereby amended to provide that the Shares shall be purchased at the New Purchase Price.

2.           Effect of Amendment.  Except to the extent the Agreement is modified by this Amendment, the remaining terms and conditions of the Agreement shall remain unmodified and be in full force and effect.  In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail.

3.           Governing Law.  This Amendment shall be governed and construed under the laws of the State of Delaware, without regard to conflicts of laws principles thereof.

4.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together, shall constitute one instrument. A facsimile or other electronic transmission of this signed Amendment shall be legal and binding on all parties hereto.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

PLASTRON ACQUISITION CORP. III

By: /Michael Rapp
Name: Michael Rapp
Title: President

PURCHASER

________________________________
Name of Purchaser